                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 6, 1996

                              TOKHEIM CORPORATION
                     -------------------------------------
              (Exact Name of Company as Specified in its Charter)



          Indiana                        1-6018             35-0712500
          -------                        ------             ----------
(State or other jurisdiction of        (Commission        (IRS Employer
 incorporation or organization)        File Number)   Identification Number)



10501 Corporate Drive, P.O. Box 360, Fort Wayne, IN             46801
-----------------------------------------------------           -----
       (Address of principal executive office)                (Zip Code)


                                (219)-470-4600
             -----------------------------------------------------
               (Company's telephone number, including area code)


                                      N/A
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          On September 6, 1996, Tokheim Corporation (the "Company") completed the acquisition of the petroleum dispenser business of Sofitam S.A. (the "Acquired Business"), a French corporation. The transaction was reported on a Form 8-K dated September 6, 1996. The required interim financial statements and the interim pro forma information were not available at that time. The following financial statements are filed as part of this amendment to the Form 8-K.

          (a)  Financial Statements of the Business Acquired.

               - Sofitam S.A. unaudited combined balance sheets as of June 30, 1996 and 1995.

               - Sofitam S.A. unaudited combined statements of income for the six months ended June 30, 1996 and 1995.

               - Sofitam S.A. unaudited combined statements of cash flows for the six months ended June 30, 1996 and 1995.

               - Sofitam S.A. audited combined balance sheets as of December 31, 1995 and 1994.

               - Sofitam S.A. audited combined statements of income for the years ended December 31, 1995, 1994 and 1993.

               - Sofitam S.A. audited combined statements of cash flows for the years ended December 31, 1995, 1994 and 1993.

               - Sofitam S.A. notes to the audited combined financial statements for the years ended December 31, 1995, 1994 and 1993.

          (b)  Pro Forma Financial Information

               - Pro forma condensed combined statement of operations for the six months ended May 31, 1996.

               - Pro forma condensed combined statement of operations for the year ended November 30, 1995.

               -  Pro forma condensed combined balance sheet as of May 31, 1996.

               - Notes to unaudited pro forma condensed combined financial statements.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                                           TOKHEIM CORPORATION
                                           -------------------
                                               Registrant



Date:  November 20, 1996           By: /s/ Douglas K. Pinner
                                       -----------------------
                                         Douglas K. Pinner
                                         Chairman of the Board,
                                         President and Chief Executive Officer
                                         and Director


Date:  November 20, 1996           By: /s/ John A. Negovetich
                                       -----------------------
                                         John A. Negovetich

                                         President, Tokheim, North America
                                         and Acting Chief Financial Officer


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